UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

DAVID W. BRANDENBURG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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The following Revised Demand to Inspect Shareholder Records was sent to Intervoice, Inc. on May 31, 2007.

DAVID W. BRANDENBURG

401 NORTH POINT ROAD, NO. 1002

OSPREY, FL 34229

(214) 498-1000

May 31, 2007

VIA OVERNIGHT COURIER

AND FACSIMILE TRANSMISSION TO 972-454-8781

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

Re:         Revised Demand to Inspect Shareholder Records

Ladies and Gentlemen:

This letter replaces my letter dated May 30, 2007 with respect to my demand to inspect shareholder records and corrects certain information contained therein with respect to my stock ownership.

The undersigned, David W. Brandenburg (the “Undersigned”), is the record and beneficial holder of 100 shares of the Common Stock, no par value per share (the “Common Stock”), of Intervoice, Inc., a Texas corporation (the “Company”). I have been a beneficial holder of such 100 shares of the Common Stock for a continuous period exceeding six months prior to the date hereof. I beneficially hold 1,429,162 shares of the Common Stock, including the 100 shares of the Common Stock that I hold of record. Except with respect to 50,000 shares of the Common Stock that I have purchased since December 1, 2006, I have been a beneficial holder of all of my shares of Common Stock for a continuous period exceeding six months prior to the date hereof.

The Undersigned, as a holder of record of the Common Stock, hereby demands, pursuant to Article 2.44 of the Texas Business Corporation Act and the common law of the State of Texas, the right, during the Company’s regular hours of business, to inspect the following records and documents of the Company and to make copies or extracts therefrom:

(a) A complete record or list of the Company’s shareholders, certified by its transfer agent(s) and/or registrar(s), showing the name and address of each shareholder and the number of shares registered in the name of each such shareholder (i) as of May 30, 2007, and (ii) as of any record date for the 2007 Annual Meeting of Shareholders of the Company (including any postponement, rescheduling, adjournment or continuation thereof, the “Annual

Meeting”) (each record date under the preceding sub-clauses is hereinafter referred to as a “Record Date”);

(b) A magnetic computer tape list of the Company’s shareholders showing the name and addresses of each shareholder and number of shares registered in the name of each such shareholder as of May 30, 2007 and as of any Record Date, such computer processing data as is necessary for the Undersigned to make use of such magnetic computer tape, and a printout of such magnetic computer tape for verification purposes;

(c) A list of all holders of shares of Common Stock of the Company arranged in descending order by number of shares and indicating the names and addresses of all of the Company’s shareholders;

(d) All daily transfer sheets showing changes in the lists of the Company’s shareholders referred to in paragraph (a) above which are in or come into the possession of the Company or its transfer agent from the date of such lists to the date of the Annual Meeting;

(e) All information in or which comes into the Company’s possession or control or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trusts or nominees of any central certificate depository system concerning the number and identity of, and the number of shares held by, the actual beneficial owners of the Common Stock, including (1) the Securities Position Listing and omnibus proxy issued by The Depository Trust Company for any Record Date; (2) all “Weekly Security Position Listing Daily Closing Balances” reports issued by DTC (and authorization for Innisfree M&A Incorporated, the Undersigned’s agent, to receive such reports directly); and (3) all lists (and computer tapes, processing data and printouts as described in (b) above) containing the name, address and number of shares of Common Stock attributable to any participant in any employee stock ownership plan, employee stock purchase plan, dividend reinvestment plan or other employee benefit plan of the Company in which the decision whether to vote shares of Common Stock held by such plan is made, directly or indirectly, individually or collectively, by the participants in the plan and the method(s) by which the Undersigned or its agents may communicate with each such participant;

(f) All information in or which comes into the Company’s possession or control or which can reasonably be obtained from brokers, dealers, banks, clearing agencies or voting trustees relating to the names and addresses of, and the number of shares held by, the beneficial owners of the Common Stock, including, but not limited to, any list of non-objecting or consenting beneficial owners (“NOBO’s” or “COBO’s”) in the format of a printout and magnetic computer tape listing in descending order balance (such information with respect to brokers and dealers is readily available to the Company under Rule 14b-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from Broadridge Financial Solutions, Inc.);

(g) A stop list or stop lists relating to any shares of Common Stock as of the dates of the lists referred to in paragraph (a) above;

(h) A correct and complete copy of the Bylaws of the Company, as amended to date, and any and all changes of any sort to the Bylaws of the Company hereafter made through the date of the Annual Meeting, including, without limitation, any amendment to existing Bylaws, any adoption of new Bylaws or deletions of existing Bylaws;

(i) All respondent banks lists and omnibus proxies for such lists pursuant to Rule 14b-2 of the Exchange Act; and

(j) The information and records specified in paragraphs (a), (b), (c), (e), (f), (g) and (i) above as of any Record Date for shareholder action set by the Company’s Board of Directors, by operation of law or otherwise.

The Undersigned further requests that modifications or additions to or deletions from any and all records referred to in paragraphs (a)-(j) above through the date of the Annual Meeting be immediately furnished to the Undersigned or his agents as such modifications, additions or deletions become available to the Company or its agents or representatives.

The Undersigned will forego the demand for inspection if the Company will voluntarily furnish to the Undersigned all the information requested above. The Undersigned will also bear the reasonable costs incurred by the Company including those of its transfer agent(s) or registrar(s) in connection with the production of the information demanded.

The purpose of this demand is to enable the Undersigned to communicate with the Company’s shareholders with respect to matters relating to the Undersigned’s proxy solicitation of the Company’s shareholders to have four proposals approved by the shareholders at the Annual Meeting, including the election to the Company’s Board of Directors of seven nominees selected by the Undersigned.

The Undersigned hereby designates and authorizes Innisfree M&A Incorporated, its principals and employees, Blank Rome LLP, its partners and employees, and Akin Gump Strauss Hauer & Feld LLP, its partners and employees, and any other persons designated by the Undersigned, Innisfree M&A Incorporated, Blank Rome LLP or Akin Gump Strauss Hauer & Feld LLP, acting together, singly or in any combination, to conduct, as its agents, the inspection and copying herein requested.

Please advise Barry H. Genkin, Esq., of Blank Rome LLP, via mail at One Logan Square, Philadelphia, Pennsylvania 19103-6998, by telephone at (215) 569-5514, by facsimile at (215) 832-5514 or by e-mail at Genkin@blankrome.com, as promptly as practicable when and where the items requested above will be made available. Please also advise such counsel immediately whether you voluntarily will supply the information requested by this Demand.

If assent to this Demand is not received within five (5) business days from the date hereof, the Undersigned will conclude that the Demand has been refused and will take appropriate steps to secure its rights to examine and copy the demanded material.

Please also be advised that this Demand is not intended to constitute a request under Rule 14a-7 of the Securities Exchange Act of 1934, as amended. The Undersigned expressly reserves the right to make a request pursuant to such Rule as it deems appropriate in the future.

IN WITNESS WHEREOF, the Undersigned has caused this Demand to be duly executed as of the date first written above.

/s/ DAVID W. BRANDENBURG

David W. Brandenburg

POWER OF ATTORNEY

KNOW ALL MEN that David W. Brandenburg (the “Undersigned”) hereby constitutes and appoints Innisfree M&A Incorporated, its officers, employees, agents and other persons designed by Innisfree M&A Incorporated, Blank Rome LLP, its partners, employees, agents and other persons designated by Blank Rome LLP, and Akin Gump Strauss Hauer & Feld LLP, its partners, employees, agents and other persons designated by Akin Gump Strauss Hauer & Feld LLP, acting singly, together, or in any combination, its true and lawful attorneys-in-fact and agents for it in its name, place and stead, giving and granting unto said attorneys and agents full power and authority to act on his behalf, as a shareholder of Intervoice, Inc., a Texas corporation (the “Company”), to seek the production, and to engage in the inspection and copying, of records and documents of every kind and description, including, without limitation, the articles of incorporation and amendments thereto, minutes, by-laws and amendments thereto and any other business records relating to the Company.

The Undersigned reserves all rights on his part which said attorneys hereby are authorized to do or perform. This Power of Attorney may be terminated by the Undersigned or said attorneys by written notice to the other.

/s/ DAVID W. BRANDENBURG

David W. Brandenburg

AFFIDAVIT OF FACTS

STATE OF TEXAS	)
	)	SS:
COUNTY OF COLLIN	)

I, David W. Brandenburg, being duly sworn, hereby attests that the information and facts set forth in my letter to Intervoice, Inc., a Texas corporation (the “Company”), which letter is attached hereto (the “Letter”), are true and correct, including the following:

(i) I beneficially hold 1,429,162 shares of the common stock, no par value per share (the “Shares”), of the Company. I am the holder of record of 100 of those Shares.

(ii) I have been a beneficial holder of the 100 Shares that I hold of record for a continuous period exceeding six months prior to the date hereof.

(iii) I will bear the reasonable costs incurred by the Company, including those of its transfer agent(s) and/or registrar(s) in connection with the production of the information that I have requested from the Company.

(iv) The purpose of the demand is to enable me to communicate with the Company’s shareholders with respect to matters relating to their mutual interests, including communicating with such shareholders in connection with my solicitation of proxies (“Proxy Solicitation”) from the Company’s shareholders to be used at the 2007 Annual Meeting of Shareholders, including any postponements, continuations, reschedulings and adjournments thereof (the “Annual Meeting”), in favor of the following four proposals that I will be making at the Annual Meeting:

1.	To elect a slate of seven director nominees, David W. Brandenburg, Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner (the “Nominees”), to serve as directors of the Issuer for a term that expires upon the later of the annual meeting of shareholders to be held in the year 2008 and until their successors shall have been elected and qualified (“Proposal 1”);

2.	To amend Section 3.02 of the Third Restated Bylaws of the Company (the “Bylaws”) to set the size of the board at seven (7) directors and eliminate the ability of the Company’s Board of Directors (the “Board”) to increase its size without the unanimous consent of the Board (“Proposal 2”);

3.	To amend Article IX of the Bylaws to require the unanimous vote of all directors in order to further amend section 3.02 of the Bylaws, which fixes the number of directors constituting the Board (“Proposal 3”); and

4.

To repeal each provision of the Bylaws and any and all amendments to the Bylaws (whether effected by supplement to, deletion from or revision of the by-laws) since July 21, 2004 (the last date of reported changes) and before the effectiveness of the foregoing Proposals and the seating of the Nominees on the

Board, other than those provisions which were duly adopted by the shareholders of Company and those provisions which under Texas law cannot be repealed by the shareholders of the Company, and to provide that, without the affirmative vote of the holders of a majority of the stock of the Company having voting power, the Board may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision in a manner which serves to reinstate any repealed provision or adopt any provision having a similar effect as the repealed provision (“Proposal 4,” and collectively with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

(v) I confirm that the security holder list information provided by the Company to me pursuant to the Letter (the “List Information”) will not be used for any purpose other than to solicit the Company’s shareholders with respect to the Proposals; and I will not disclose the List Information to any person other than an employee or agent of mine (or my fellow participants, as such term is defined in Instruction 3 of Item 4 of Schedule 14A) to the extent necessary to effectuate the communication or Proxy Solicitation.

(vi) I will forego the demand for inspection of the Company’s shareholder lists and corporate records if the Company voluntarily furnishes to me all of the information requested in the Letter.

I state that the above statements are true to my knowledge, information and belief.

/S/ DAVID W. BRANDENBURG
David W. Brandenburg

SWORN TO AND SUBSCRIBED before me
this 31st day of May 2007.

/S/ ALFONSO GIOVANNI GORDILLO ARROYO
Notary Public

My commission expires November 4, 2009.

IMPORTANT INFORMATION

David W. Brandenburg intends to make a preliminary filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies in connection with Intervoice’s 2007 annual meeting of shareholders. Shareholders are advised to read the proxy statement and other documents related to the solicitation of proxies from shareholders of Intervoice for use at the 2007 annual meeting when they become available because they will contain important information, including information relating to the participants in such proxy solicitation. When completed, a definitive proxy statement and a form of proxy will be mailed to Intervoice’s shareholders and will be available, along with other relevant documents, at no charge, at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Innisfree M&A Incorporated by telephone at (888) 750-5834. Information relating to the participants in such proxy solicitation is and will be contained in the proxy statement when it is filed by David W. Brandenburg.